Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events
Subsequent Events
15.
Subsequent Events

Offtake Agreement

On March 9, 2026, the Company announced that Smackover Lithium entered into a binding offtake agreement with Trafigura Trading LLC ("Trafigura") for the purchase by Trafigura of battery-grade lithium carbonate to be produced from the South West Arkansas Project. Pursuant to the agreement, Trafigura is expected to purchase up to 8,000 tons per year of lithium carbonate over a 10-year term commencing upon commercial production.

ATM Share issuances

Subsequent to December 31, 2025, the Company issued 2,222,342 common shares at an average price of $4.87 per share, under the Current ATM Program, providing gross and net proceeds of $10.8 million and $10.6 million, respectively.

Other Share issuances

Subsequent to the year ended December 31, 2025, the Company issued a total of 685,000 common shares for the exercise of Options and received proceeds of $1.8 million.